Putnam
High Yield Municipal Trust

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-03

[GRAPHIC OMITTED: POCKET WATCH]

[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

You may have seen media coverage of market timing allegations involving Putnam Investments. A separate letter has been sent to you detailing the steps being taken by Putnam Investments to address these matters. In addition, the Board of Trustees of The Putnam Funds is conducting an independent investigation of these issues. When that investigation is complete, we will report to you on the steps we are taking to make sure that nothing like this happens in the future. We will, of course, ensure that your fund is fully compensated for any losses resulting from improper trading activity at Putnam. We appreciate your loyalty and want you to know that we intend to restore full confidence in Putnam, an organization that aspires to the highest ethical and business standards.

The balance of this report focuses on the performance of your fund. It is a pleasure to report positive results for Putnam High Yield Municipal Trust during the six months ended September 30, 2003. Your fund's results at net asset value were also ahead of results for its benchmark index, and just slightly above the average for its Lipper category. You will find the details on the facing page.

During the semiannual period, the fund was definitely the beneficiary of a much improved mood among investors in the lower-rated higher-yielding bonds that represent its primary focus. Similarly, in marked contrast to the situation at the conclusion of the previous fiscal year, once beleaguered airline-related industrial development bonds in the fund's portfolio also recovered smartly to make a strong positive contribution to results. In the following report, your fund's managers discuss the performance during the period and also offer their view of prospects for the fiscal year's second half.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

November 19, 2003


Report from Fund Management

Fund highlights

* Putnam High Yield Municipal Trust's total return for the six months ended September 30, 2003, was 5.00% for class A shares at net asset value (NAV) and 1.13% at market price.

* Improving performance of lower-rated bonds in general, and airline-related holdings in particular, helped the fund at NAV outperform its benchmark, the Lehman Municipal Bond Index, which returned 2.66% for the period.

* The fund's results at net asset value edged ahead of the average return for its Lipper category, Closed-End High Yield Municipal Debt Funds, which returned 4.55% for the six months ended September 30, 2003. We attribute this to performance of the airline-related holdings and appreciation from two pre-refunded bonds.

* See the Performance Summary beginning on page 8 for complete fund performance, comparative performance, and Lipper data.


Performance commentary

Improving economic numbers and a climate of optimism this spring made income-oriented investors more willing to accept the risks associated with high-yield bonds. Consequently, for the first time in many months, investment-grade and high-yield securities outperformed Treasuries, apparently ending the "flight to quality" for this cycle. The best-performing bonds in the fund's portfolio were all airline-related industrial development bonds (IDBs) -- the same positions that had hurt the fund in the past. The fund also benefited when two of its holdings were pre-refunded during the period, as discussed on page 4. Adjustments we made to the fund's duration -- a measure of interest-rate sensitivity -- also helped its performance during a period when rates first fell and then rose again. Another positive contributor was our decision at the end of July to close out the cross-market arbitrage position we had established in an earlier period allowing the fund to lock in profits. Although returns at market price lagged those at net asset value for the period, the market price has improved significantly as demand for lower-quality bonds has been mounting.

FUND PROFILE

Putnam High Yield Municipal Trust seeks to provide high current income free from federal income tax by investing in higher-yielding lower-rated municipal securities. The fund invests in a nationally diversified portfolio and draws on Putnam's extensive research capabilities to help manage the additional risk associated with high-yield bonds. The fund may be suitable for investors seeking tax-exempt income who are willing to accept the risks associated with below-investment-grade bonds.


Market overview

Municipal bond yields and prices (which rise as yields fall) changed direction twice during the first half of your fund's 2004 fiscal year. In April, as the fiscal year began, weak economic data and the Federal Reserve Board's concern about deflation encouraged higher bond prices and falling yields. This trend prevailed through mid June, but reversed when better-than-expected economic data emerged and demand for bonds cooled, resulting in lower bond prices and higher yields. During September, unfavorable figures on housing and joblessness clouded the economic outlook, and yields receded again, with a corresponding increase in price.

At the beginning of the period, the spread, or difference between yields of 10-year municipal bonds and 10-year Treasuries, was small. Thus, the ratio of municipal yields to Treasury yields was unusually high. By the end of September, this muni/Treasury yield ratio fell back toward its long-term average, with 10-year municipals yielding about 85% of comparable 10-year Treasuries. In general, the difference between yields of high- and low-quality municipal bonds also narrowed during the period, reflecting growing investor demand for the higher yields that lower-quality bonds offered. As the economy improved and fear of airline bankruptcies faded, airline-related industrial development bonds (IDBs) rebounded strongly, and outperformed most other municipal bonds.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 9/30/03
-------------------------------------------------------------------------------
Fixed-income securities
-------------------------------------------------------------------------------
Lehman Municipal Bond Index                                             2.66%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (taxable bonds)                             2.35%
-------------------------------------------------------------------------------
Lehman Government Bond Index                                            1.72%
-------------------------------------------------------------------------------
Lehman Intermediate Treasury Bond Index
(U.S. Treasuries maturing in 1-10 years)                                1.57%
-------------------------------------------------------------------------------
Stocks
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     18.45%
-------------------------------------------------------------------------------
S&P Utilities Index (utilities stocks)                                 20.75%
-------------------------------------------------------------------------------
Russell 2000 Growth Index (small-company growth stocks)                37.14%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 9/30/03.
-------------------------------------------------------------------------------


Strategy overview

We shortened the portfolio's duration (a defensive move that reduced its sensitivity to changes in interest rates) in April and May, after taking similar steps in early 2003. We did this because interest rates had fallen to historically low levels and we believed they were more likely to rise than fall. Since rising rates reduce the value of older, lower-yielding bonds, our conservative duration stance helped preserve portfolio value when rates rose sharply between mid June and the end of July. We resumed a more neutral duration in August and September, as interest rates hovered in a narrower range and we no longer anticipated a dramatic uptick.

In late July, we closed out the cross-market arbitrage position we had established in an earlier period, which we discussed in the annual report this March. You may recall that we sought to take advantage of a market anomaly in which municipal bond yields, which are generally tax-exempt, were nearly as high as comparable taxable Treasury yields. We bought intermediate-term municipal bonds and sold 10-year Treasury futures contracts, anticipating that the muni/Treasury yield ratios would revert to their historic norms and create an opportunity for gain. In fact, the yield ratios did fall and a loss in value of the municipal bonds was more than offset by a gain in the value of the Treasury futures position. We sold the municipal bonds and bought back the Treasury futures contracts, thereby ending the trade and locking in a profit for the fund. We have since sold our Treasury futures position.

We continued to diversify the fund's high-yield holdings. As strong demand for higher-yielding municipal bonds pushed prices higher, the fund reduced the size of a number of positions and eliminated some completely. We established new positions in different high-yield bonds. Lastly, we reduced the fund's exposure to airline-related IDBs, selling into strength as they rebounded.


[GRAPHIC OMITTED: horizontal bar chart THE FUND'S MATURITY AND DURATION
COMPARED]

THE FUND'S MATURITY AND DURATION COMPARED

                                        3/31/03   6/30/03     9/30/03

Average effective
maturity in years                         11.6      10.1        9.3

Duration
in years                                   8.3       7.4        7.4

Footnote reads:
This chart compares changes in the fund's duration (a measure of its sensitivity to interest-rate changes) and its average effective maturity (a weighted average of the holdings' maturities).

Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.


How fund holdings affected performance

The fund's top performers during the period were all airline-related industrial development bonds (IDBs). This type of municipal bond is usually issued to finance local expansion by various businesses, and is backed by revenues from the companies benefiting from the financing. As a result, IDB prices are affected by investor perceptions of the health of the backing company or of the industry group. Especially since the terrorist attacks of September 11, 2001, airline-backed IDBs (generally issued to finance airport facility expansion) have been negatively affected by declining air traffic, high fixed costs, and high-profile bankruptcies. As the prospects for economic recovery improved, the airline market has improved and concerns about bankruptcies have diminished. This led to a sharp price recovery for these bonds, and we used this opportunity to trim the fund's airline-related holdings, which included airport facility improvement bonds issued in California, Illinois, Minnesota, and Texas for Continental Airlines, United Airlines, American Airlines, and Northwest Airlines. Since all of them have been in the portfolio for some time, none of the sales resulted in a profit based on their acquisition cost, but the fund was able to sell on strength rather than in distress. We believe the airline industry will continue to recover with the economy, but we also see potentially greater opportunities in other market areas.

Price appreciation resulting from two pre-refundings that occurred during the past six months also benefited the fund. In one case, in March of 2000 we purchased $600,000 in IDBs issued by South Carolina Jobs Economic Development Authority for Palmetto Health Alliance, a hospital system. The bonds had a coupon of 7 3/8s, had a maturity date of 2021, and were rated Baa2 by Moody's. In August of 2003, Palmetto pre-refunded the issue to the nearest call date (2010), replacing their old debt and buying Treasury securities. This effectively elevated the credit quality of the bond to AAA. Similarly, we purchased $750,000 in general obligations (GOs) issued by the city of Scranton, Pennsylvania in February of 2001. (GOs are issued by municipalities and backed by receipts from taxpayers.) These were issued at 7.10% and had a maturity date of 2031. Scranton was experiencing financial difficulties at the time and the bonds were not rated, but our credit analysts rated them BB. Late in July of 2003, Scranton had recovered sufficiently to issue new, insured debt. The new bonds pre-refund those held by the fund, elevating their credit quality and shortening the maturity date to the nearest call date, 2011. Although the maturities of both of these issues are now shorter, their market value has risen and in both cases the maturity dates are still seven years out.

We have also been actively seeking ways to broaden the fund's diversification in the past six months, trimming some of the largest positions while capitalizing on increased demand for higher-yielding municipal bonds. We have purchased some real estate development deals, which gives the fund a presence in an additional industry. These issues are relatively hard to come by and the deals are relatively small, but we believe our analysts' experience in this market is of value here. Two recent real estate development purchases are bonds issued for developments in Florida: Verandah West Community Development, located in Lee County, and Fishhawk Community Development, 16 miles southeast of downtown Tampa. The Verandah bonds have a coupon of 6 5/8% and mature in 2033, while the Fishhawk bonds offer a 5.00% coupon and mature in 2007. In both cases, the developers purchased a large tract of land and are using the bond proceeds for such municipal improvements as roads, sewer systems, and street lighting. Currently, taxes paid by the developers are funding the bonds. The developers will sell large chunks of land to home-building contractors who create developments that will include residential, retail, and office properties. As builders acquire tracts, their taxes fund the issues. As people buy the new homes, their taxes pay the interest on the bonds, spreading out bondholders' risks still further. Since these issues are not rated, we are careful about which developments we choose, often preferring to deal with developers we know from past experience.

The past several months have been positive for the bond market as a whole, especially higher-yielding municipal bonds. However, not everything has gone up. For example, some bonds issued by Allegheny County, Pennsylvania Hospital Development Authority for West Pennsylvania Allegheny Health, a hospital system, that we bought in 2000 have done poorly. The bonds had a coupon of 9 1/4%, maturing in 2015, with a Moody's rating of B. We knew that this was a risky situation when we purchased $985,000 of the bonds in August of 2000, but it was a turnaround story that appeared to be working. Competition for these bonds had driven the market price up over par value, but in recent months news came out that the system was starting to falter. We analyzed the situation and decided to sell the bonds while they were still close to par value, rather than risk seeing them decline further.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa/AAA           (22.4%)

Aa/AA              (0.2%)

A                 (10.3%)

Baa/BBB           (30.0%)

Ba/BB             (16.8%)

B and below        (9.5%)

Other(VMIG1)      (11.0%)

Footnote reads:
As a percentage of market value as of 9/30/03. A bond rated Baa or higher is considered investment grade. The chart reflects Moody's and Standard & Poor's ratings; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are David Hamlin (Portfolio Leader), Paul Drury (Portfolio Member), Susan McCormack (Portfolio Member), James St. John (Portfolio Member), and Richard Wyke (Portfolio Member).


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We anticipate continued volatility in the coming six months, and we believe the Federal Reserve Board will hold the federal funds rate steady at 1%. Our 12- to 18-month outlook is less certain. If current fiscal and monetary economic policies succeed, we could experience a classic bear market for bonds that may push yields higher. However, it is also possible that the economy may not respond satisfactorily to such policies, and the yield on 10-year Treasuries could fall. Given this degree of uncertainty, at this time we have positioned the fund's duration at neutral, relative to its benchmark. Currently, we no longer see much opportunity to capitalize on yield spreads between municipal bonds and Treasuries, as we believe the relationship between them is now near the long-term average. We expect that the credit quality of general obligation municipal bonds will remain under pressure, because tax revenues cannot be expected to grow significantly until taxpayers begin to report improved earnings. Although yield spreads between high- and low-quality municipal bonds have narrowed somewhat, we believe they could narrow further. As a result, we may see more opportunity for potential gain in this area. In keeping with the fund's objective, we will continue to monitor market conditions as we pursue a high level of tax-free income and manage the fund's risk exposures.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Lower-rated bonds may offer higher yields in return for more risk.


Performance summary

This section provides information about your fund's performance during the first half of its fiscal year, which ended September 30, 2003. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 9 for definitions of some terms used in this section.

-------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/03
-------------------------------------------------------------------------
                                                      Lipper Closed-End
                                               Lehman     High Yield
                                              Municipal  Municipal Debt
                                     Market     Bond     Funds category
                            NAV      price      Index      average*
-------------------------------------------------------------------------
6 months                   5.00%      1.13%      2.66%      4.55%
-------------------------------------------------------------------------
1 year                     4.38      -6.35       3.90       4.59
-------------------------------------------------------------------------
5 years                   16.32     -10.39      31.74      18.17
Annual average             3.07      -2.17       5.67       3.35
-------------------------------------------------------------------------
10 years                  59.22      29.93      79.58      65.83
Annual average             4.76       2.65       6.03       5.15
-------------------------------------------------------------------------
Annual average
Life of fund
(since 5/25/89)            6.37       4.86       7.29       6.07
-------------------------------------------------------------------------

  Performance does not reflect taxes on reinvested distributions.

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 5-, and 10-year periods ended 9/30/03, there were 12, 12, 12, and 12 funds, respectively, in this Lipper category.


-------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 9/30/03
-------------------------------------------------------------------------
Putnam High Yield Municipal Trust
-------------------------------------------------------------------------
Distributions from common shares
-------------------------------------------------------------------------
Number                                     6
-------------------------------------------------------------------------
Income                                   $0.231
-------------------------------------------------------------------------
Capital gains 1                            --
-------------------------------------------------------------------------
Total                                    $0.231
-------------------------------------------------------------------------
Preferred shares                       Series A
                                     (900 shares)
-------------------------------------------------------------------------
Income                                  $248.85
-------------------------------------------------------------------------
Capital gains 1                           --
-------------------------------------------------------------------------
Total                                   $248.85
-------------------------------------------------------------------------
Share value:                               NAV   Market price
-------------------------------------------------------------------------
3/31/03                                  $7.53      $6.97
-------------------------------------------------------------------------
9/30/03                                   7.65       6.82
-------------------------------------------------------------------------
Current return (common shares,
end of period)
-------------------------------------------------------------------------
Current dividend rate 2                   6.04%      6.77%
-------------------------------------------------------------------------
Taxable equivalent 3                      9.29      10.42
-------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 35% federal tax rate for 2003. Results for investors subject to lower tax rates would not be as advantageous.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Intermediate Treasury Bond Index is an unmanaged index of Treasury bonds with maturities between 1 and up to 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 2000 Growth Index is an unmanaged index of those companies in the Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Utilities Index is an unmanaged index of common stock issued by utilities companies.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,   per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
September 30, 2003 (Unaudited)

Key to Abbreviations
-------------------------------------------------------------------------------
AMBAC                 AMBAC Indemnity Corporation
COP                   Certificate of Participation
FGIC                  Financial Guaranty Insurance Company
FNMA Coll.            Federal National Mortgage Association Collateralized
FRB                   Floating Rate Bonds
FSA                   Financial Security Assurance
GNMA Coll.            Government National Mortgage Association Collateralized
G.O. Bonds            General Obligation Bonds
IFB                   Inverse Floating Rate Bonds
MBIA                  MBIA Insurance Company
VRDN                  Variable Rate Demand Notes

Municipal bonds and notes (99.9%) (a)
Principal amount                                     Rating (RAT)         Value

Alabama (0.7%)
-------------------------------------------------------------------------------
    $1,000,000 Butler, Indl. Dev. Board Rev. Bonds
               (Solid Waste Disp. James River
               Corp.), 8s, 9/1/28                    BB+             $1,005,000
       500,000 Phenix City., Indl. Dev. Board
               Rev. Bonds  (Mead Coated Board),
               Ser. A, 5.3s, 4/1/27                  Baa2               463,750
                                                                 --------------
                                                                      1,468,750

Arizona (2.7%)
-------------------------------------------------------------------------------
       500,000 AZ Hlth. Fac. Auth. Hosp. Syst.
               Rev. Bonds  (John C. Lincoln Hlth.
               Network), 6 3/8s, 12/1/37             BBB                518,125
     1,000,000 Casa Grande, Indl. Dev. Auth.
               Rev. Bonds (Casa Grande Regl. Med.
               Ctr.), Ser. A, 7 1/4s, 12/1/19        B-/P             1,042,500
       750,000 Coconino Cnty., Poll. Control
               Rev. Bonds (Tuscon/Navajo Elec.
               Pwr.), Ser. A, 7 1/8s, 10/1/32        Ba3                763,125
     1,260,000 Phoenix Civic Impt. Corp. Wtr. Syst.
               Rev. Bonds, FGIC, 5 1/2s, 7/1/21      Aaa              1,455,300
       800,000 Scottsdale, Indl. Dev. Auth.
               Rev. Bonds (Westminster Village 1st.
               Mtge.), Ser. A, 8 1/4s, 6/1/15        BB-/P              843,000
     1,000,000 Yavapai Cnty., Indl. Dev. Auth.
               Solid Waste Disposal Rev. Bonds
               (Waste Management, Inc. Project),
               4 5/8s, 6/1/27                        BBB              1,026,250
                                                                 --------------
                                                                      5,648,300

Arkansas (1.5%)
-------------------------------------------------------------------------------
     2,110,000 AR Dev. Fin. Auth. Rev. Bonds,
               Ser. D, GNMA/FNMA Coll., 3s, 1/1/24   AAA              2,146,925
     1,000,000 Northwest Regl. Arpt. Auth.
               Rev. Bonds, 7 5/8s, 2/1/27            BB/P             1,091,250
                                                                 --------------
                                                                      3,238,175

California (8.7%)
-------------------------------------------------------------------------------
     1,500,000 CA State Dept. of Wtr. Resources
               Rev. Bonds, Ser. A, 5 1/4s, 5/1/20    A3               1,556,250
     1,000,000 Chula Vista, Cmnty. Fac. Dist.
               Special Tax Rev. Bonds (No. 06-1
               Eastlake Woods Area), 6.1s, 9/1/21    BB/P             1,003,750
     2,000,000 Foothill/Eastern Corridor Agcy.
               Rev. Bonds (CA Toll Roads), 5 3/4s,
               1/15/40                               Baa3             2,047,500
       985,000 Gilroy, Rev. Bonds (Bonfante Gardens
               Park), 8s, 11/1/25                    B/P                806,469
     1,000,000 Golden State Tobacco Securitization
               Corp. Rev. Bonds, Ser. B, 5 5/8s,
               6/1/38                                BB+/P              987,500
       500,000 Irvine, Impt. Board Act of 1915
               Special Assmt. Bonds  (Assmt. Dist.
               No. 00-18-GRP 3), 5.55s, 9/2/26       BBB-/P             500,625
     1,425,000 Los Angeles Cnty., Metro. Trans.
               Auth. Rev. Bonds (First Tier), FSA,
               5s, 7/1/11                            Aaa              1,604,906
     1,000,000 Los Angeles, Regl. Arpt. Impt. Corp.
               Lease Rev. Bonds (Continental
               Airlines, Inc.), 9 1/4s, 8/1/24       B                  993,750
     1,000,000 Orange Cnty., Cmnty. Fac. Dist.
               Rev. Bonds (Ladera Ranch - No. 1),
               6s, 8/15/25                           BB/P             1,022,500
       250,000 Orange Cnty., Cmnty. Fac. Dist.
               Special Tax Bonds (Ladera Ranch -
               No. 02-1), Ser. A, 5.55s, 8/15/33     BB/P               244,375
     2,000,000 San Francisco, City & Cnty. Redev.
               Fin. Agcy. Auth. Tax Alloc.
               Rev. Bonds (Redev. Project), Ser. B,
               FGIC, 5 1/4s, 8/1/13                  Aaa              2,270,000
       500,000 Santaluz, Cmnty. Fac. Dist. No. 2
               Special Tax (Impt. Area No. 1),
               6 3/8s, 9/1/30                        BB/P               509,375
       835,000 Sunnyvale, Special Tax Rev. Bonds
               (Cmnty. Fac. Dist. No. 1), 7 3/4s,
               8/1/32                                BB-/P              838,131
     2,000,000 Vallejo, COP (Marine World
               Foundation), 7.2s, 2/1/26             BB+/P            2,065,000
     1,710,000 West Contra Costa Unified School
               Dist. G.O. Bonds, Ser. A, MBIA,
               5.7s, 2/1/21                          Aaa              1,983,600
                                                                 --------------
                                                                     18,433,731

Colorado (--%)
-------------------------------------------------------------------------------
       683,099 CO State Edl. Fac. Auth. Rev. Bonds
               (Ocean Journey, Inc.), 8 3/8s,
               12/1/26 (In default) (NON)            D/P                 23,908

Connecticut (0.4%)
-------------------------------------------------------------------------------
       750,000 CT State Dev. Auth. 1st Mtg. Gross
               Rev. Hlth. Care Rev. Bonds (The Elm
               Street Park Baptist, Inc. Project),
               5.85s, 12/1/33                        BBB+               770,625

Florida (3.4%)
-------------------------------------------------------------------------------
       500,000 Cap. Trust Agcy. Multi-Fam.
               Rev. Bonds
               (American Opportunity-Senior),
               Ser. A, 5 7/8s, 12/1/38               Baa1               475,000
       500,000 Cap. Trust Agcy. Rev. Bonds
               (Seminole Tribe Convention), Ser. A,
               10s, 10/1/33                          B/P                590,000
     1,000,000 Double Branch Cmnty. Dev. Dist.
               Rev. Bonds, Ser. A, 6.7s, 5/1/34      BB-/P            1,033,750
       500,000 Fishhawk, Cmnty. Dev. Dist. II
               Rev. Bonds, Ser. B, 5s, 11/1/07       BB-/P              503,125
     1,100,000 Lee Cnty., Indl. Dev. Auth. Hlth.
               Care Fac. Rev. Bonds (Cypress Cove
               Hlth. Pk.), Ser. A, 6 3/8s, 10/1/25   BB-/P            1,072,500
     1,075,000 Lee Cnty., Indl. Dev. Auth.
               Rev. Bonds (Alliance Cmnty.
               Project), Ser. C, 5 1/2s, 11/15/29    BBB-             1,003,781
       600,000 Miami Beach, Hlth. Fac. Auth. Hosp.
               Rev. Bonds (Mount Sinai Med. Ctr.),
               Ser. A, 6.8s, 11/15/31                BB                 562,500
       500,000 Orange Cnty., Hlth. Fac. Auth.
               Rev. Bonds (Orlando Regl. Hlth.
               Care), 5 3/4s, 12/1/32                A2                 513,750
     1,050,000 St. Johns Cnty., Hlth. Care Indl.
               Dev. Auth. Rev. Bonds (Glenmoor St.
               Johns Project), Ser. A, 8s, 1/1/30    B-/P             1,064,438
       500,000 Verandah, West Cmnty. Dev. Dist.
               Rev. Bonds  (Cap. Impt.), Ser. A,
               6 5/8s, 5/1/33                        BB-/P              499,375
                                                                 --------------
                                                                      7,318,219

Georgia (4.9%)
-------------------------------------------------------------------------------
     4,550,000 Atlanta, Waste Wtr. VRDN, Ser. C,
               FSA, 1.1s, 11/1/41                    VMIG1            4,550,000
     2,000,000 Burke Cnty., Poll. Control Dev.
               Auth. Mandatory Put Bonds (GA Power
               Co.), 4.45s, 1/1/32                   A2               2,127,500
     2,000,000 Forsyth Cnty., Hosp. Auth.
               Rev. Bonds (Baptist Hlth. Care
               Syst.), 6 1/4s, 10/1/18               AAA/P            2,407,500
     1,200,000 GA Med. Ctr. Hosp. Auth. IFB, MBIA,
               11.618s, 8/1/10                       Aaa              1,255,668
                                                                 --------------
                                                                     10,340,668

Illinois (1.9%)
-------------------------------------------------------------------------------
     1,750,000 Chicago, O'Hare Intl. Arpt. Special
               Fac. Rev. Bonds (American Airlines,
               Inc.), 8.2s, 12/1/24                  Caa2             1,032,500
       750,000 IL Dev. Fin. Auth. Hosp. Rev. Bonds
               (Adventist Hlth. Syst./Sunbelt
               Obligation), 5.65s, 11/15/24          A                  763,125
               IL Hlth. Fac. Auth. Rev. Bonds
     1,175,000 (Cmnty. Rehab. Providers Fac.),
               Ser. A, 7 7/8s, 7/1/20 (Prerefunded)  AAA/P            1,335,094
       890,000 (Cmnty. Rehab. Providers Fac.),
               Ser. A, 7 7/8s, 7/1/20 (In default)
               (NON)                                 D/P                380,475
       500,000 (Elmhurst Memorial Hlth. Care),
               5 5/8s, 1/1/28                        A2                 508,125
                                                                 --------------
                                                                      4,019,319

Indiana (2.5%)
-------------------------------------------------------------------------------
     2,500,000 Indianapolis, Arpt. Auth. Special
               Fac. Rev. Bonds (Federal Express
               Corp.), 7.1s, 1/15/17                 Baa2             2,638,200
       500,000 Jasper Hosp. Auth. Rev. Bonds
               (Memorial Hosp. Project), 5 1/2s,
               11/1/32                               AA                 513,750
     2,000,000 Rockport, Poll. Control
               Rev. Bonds (Indiana-Michigan Pwr.),
               Ser. A, 4.9s, 6/1/25                  Baa2             2,067,500
                                                                 --------------
                                                                      5,219,450

Iowa (1.4%)
-------------------------------------------------------------------------------
     2,460,000 IA Fin. Auth. Hlth. Care Fac.
               Rev. Bonds (Care Initiatives),
               9 1/4s, 7/1/25                        BBB-/P           2,933,550

Kentucky (2.2%)
-------------------------------------------------------------------------------
     4,000,000 Boone Cnty., Poll. Control
               Rev. Bonds  (Dayton Pwr. & Lt. Co.),
               Ser. A, 6 1/2s, 11/15/22              Baa1             4,058,000
     1,370,000 Jefferson Cnty., 1st Mtge.
               Rev. Bonds (AHF/KY-IOWA, Inc.),
               5 1/8s, 1/1/20 (In default) (NON)     D/P                616,500
                                                                 --------------
                                                                      4,674,500

Louisiana (2.2%)
-------------------------------------------------------------------------------
       500,000 Desoto Parish, Rev. Bonds (Intl.
               Paper Co. Project),  Ser. A, 5s,
               10/1/12                               Baa2               515,625
     1,050,000 Hodge, Combined Util. Rev. Bonds
               (Stone Container Corp.), 9s, 3/1/10   B/P              1,066,664
     2,150,000 LA Local Govt. Env. Fac. Cmnty. Dev.
               Auth. Rev. Bonds (St. James Place),
               Ser. A, 8s, 11/1/25                   B-/P             2,004,875
     1,000,000 St. Charles Parish, Poll. Control
               Rev. Bonds, Ser. A, 4.9s, 6/1/30      Baa3             1,036,250
                                                                 --------------
                                                                      4,623,414

Maine (0.5%)
-------------------------------------------------------------------------------
     1,000,000 Rumford, Solid Waste Disp.
               Rev. Bonds  (Boise Cascade Corp.),
               6 7/8s, 10/1/26                       Ba2              1,015,000

Massachusetts (10.0%)
-------------------------------------------------------------------------------
               Atlas Boston Tax Exempt Rev. Bonds
       735,000 Ser. 99-1, 7 1/4s, 1/1/35 (In
               default) (NON)                        D/P                  5,513
       375,000 Ser. 1, 6.65s, 1/1/35 (In default)
               (NON)                                 D/P                247,500
     1,000,000 Boston, Indl. Dev. Fin. Auth.
               Rev. Bonds (Springhouse, Inc.), 6s,
               7/1/28                                BB-/P              907,500
       950,000 MA State Dev. Fin. Agcy. Rev. Bonds
               (Beverly Enterprises, Inc.), 7 3/8s,
               4/1/09                                B+/P               966,625
               MA State Hlth. & Edl. Fac. Auth.
               Rev. Bonds
       750,000 (Civic Investments), Ser. A, 9s,
               12/15/15                              BB/P               855,000
       350,000 (Jordan Hosp.), Ser. E, 6 3/4s,
               10/1/33                               BBB-               350,000
     1,575,000 (UMass Memorial), Ser. C, 6 1/2s,
               7/1/21                                Baa2             1,638,000
       500,000 (Milford-Whitinsville Hosp.),
               Ser. D, 6.35s, 7/15/32                Baa2               504,375
     1,350,000 (Hlth. Care Syst. Covenant Hlth.),
               Ser. E, 6s, 7/1/31                    A-               1,402,313
     1,000,000 (Baystate Med. Ctr.), Ser. F, 5.7s,
               7/1/27                                A1               1,036,250
       500,000 (Caritas Christi Oblig. Group),
               Ser. A, 5 1/4s, 7/1/08                BBB                507,500
     2,995,000 MA State Hsg. Fin. Agcy. Rev. Bonds,
               Ser. 53, MBIA, 6.15s, 12/1/29         Aaa              3,118,544
               MA State Indl. Fin. Agcy. Rev. Bonds
     1,531,530 (Evanswood Bethzatha),
               7.85s, 1/15/17 (In default) (NON)     D/P                  1,914
       500,000 (1st Mtge. Brookhaven), Ser. A, 7s,
               1/1/15                                BBB/P              516,250
       250,000 (1st Mtge. Brookhaven), Ser. A, 7s,
               1/1/09                                BBB/P              258,233
     8,950,000 MA State Wtr. Resource Auth. VRDN
               (Multi-Modal), Ser. C, 1.2s, 8/1/20   VMIG1            8,950,000
                                                                 --------------
                                                                     21,265,517

Michigan (5.4%)
-------------------------------------------------------------------------------
     7,000,000 Detroit, Swr. Disp. VRDN, Ser. B,
               FSA, 1.2s, 7/1/33                     VMIG1            7,000,000
     1,000,000 MI State Hosp. Fin. Auth. Rev. Bonds
               (Oakwood Hosp.), Ser. A, 5 3/4s,
               4/1/32                                A2               1,026,250
     1,000,000 MI State Strategic Fund Resource
               Recvy. Rev. Bonds (Central Wayne
               Energy Rec.), Ser. A, 7s, 7/1/27 (In
               default) (NON)                        D/P                 50,000
     1,900,000 MI State Strategic Fund Solid Waste
               Disp. Rev. Bonds (Genesee Pwr.
               Station), 7 1/2s, 1/1/21              B/P              1,797,875
     1,350,000 MI State Strategic Fund, Ltd.
               Rev. Bonds (Worthington Armstrong
               Venture), 5 3/4s, 10/1/22             A/P              1,528,875
                                                                 --------------
                                                                     11,403,000

Minnesota (2.7%)
-------------------------------------------------------------------------------
       300,000 Duluth, Econ. Dev. Auth. Hlth. Care
               Fac. Rev. Bonds (BSM Properties,
               Inc. Project), AMBAC, 5 7/8s,
               12/1/28                               BB/P               284,625
     1,490,000 Minneapolis & St. Paul, Metro. Arpt.
               Comm. Special Fac. Rev. Bonds
               (Northwest Airlines, Inc.), Ser. A,
               7s, 4/1/25                            B-/P             1,272,088
     1,000,000 MN State Higher Ed. Fac. Auth.
               Rev. Bonds (The College of St.
               Catherine), 5s, 10/1/18               Baa1             1,023,750
       900,000 Northfield, Healthcare Fac.
               Rev. Bonds (Retirement Ctr.), Ser. A
               , 6s, 5/1/28                          BB-/P              871,875
     2,000,000 Southern MN Muni. Pwr. Agcy. Syst.
               Rev. Bonds, Ser. A, AMBAC, 5 1/4s,
               1/1/16                                Aaa              2,270,000
                                                                 --------------
                                                                      5,722,338

Missouri (1.6%)
-------------------------------------------------------------------------------
     1,000,000 Cape Girardeau Cnty., Indl. Dev.
               Auth. Hlth. Care Fac. Rev. Bonds
               (St. Francis Med. Ctr.),
               Ser. A, 5 1/2s, 6/1/16                A                1,058,750
     2,285,000 MO State Hlth. & Edl. Fac. Auth.
               VRDN (St. Francis Med. Ctr.),
               Ser. A, 1.2s, 6/1/26                  A-1+             2,285,000
                                                                 --------------
                                                                      3,343,750

Montana (0.7%)
-------------------------------------------------------------------------------
       700,000 Forsyth, Poll. Control FRB (Avista
               Corp.), AMBAC, 5s, 10/1/32            Aaa                770,000
       750,000 MT State Board Inv. Exempt Fac.
               Rev. Bonds (Still Water Mining
               Project), 8s, 7/1/20                  Ba3                719,063
                                                                 --------------
                                                                      1,489,063

Nebraska (0.5%)
-------------------------------------------------------------------------------
     1,000,000 NE Investment Fin. Auth. Hosp. IFB
               (Bishop Clarkson Memorial Hosp.),
               MBIA, 12.072s, 12/8/16                Aaa              1,006,510

Nevada (2.3%)
-------------------------------------------------------------------------------
     3,500,000 Clark Cnty., G.O. Bonds (Pk. & Regl.
               Justice Ctr.), FGIC, 5 5/8s, 11/1/19  Aaa              3,893,750
       850,000 Henderson, Local Impt. Dist. Special
               Assmt. Bonds (No. T-14), 5.55s,
               3/1/17                                BB-/P              833,000
       250,000 Las Vegas, Special Impt. Dist. No.
               809 Rev. Bonds (Summerlin Area),
               5.65s, 6/1/23                         BB/P               237,188
                                                                 --------------
                                                                      4,963,938

New Hampshire (1.2%)
-------------------------------------------------------------------------------
     1,000,000 NH Higher Ed. & Hlth. Fac. Auth.
               Rev. Bonds (NH College), 6 3/8s,
               1/1/27                                BBB-             1,033,750
       600,000 NH Hlth. & Ed. Fac. Auth. Rev. Bonds
               (Huntington at Nashua), Ser. A,
               6 7/8s, 5/1/33                        B/P                575,250
     1,000,000 NH State Bus. Fin. Auth. Rev. Bonds
               (Franklin Regl. Hosp. Assn.),
               Ser. A, 6.05s, 9/1/29                 BB/P               875,000
     1,394,189 NH State Bus. Fin. Auth. Swr. &
               Solid Waste Rev. Bonds (Crown Paper
               Co.), 7 7/8s, 7/1/26 (In default)
               (NON)                                 D/P                  1,743
                                                                 --------------
                                                                      2,485,743

New Jersey (2.1%)
-------------------------------------------------------------------------------
       500,000 NJ Econ. Dev. Auth. Rev. Bonds (1st
               Mtge.- Cranes Mill), Ser. A, 7 1/2s,
               2/1/27                                BB-/P              521,250
               NJ Hlth. Care Fac. Fin. Auth.
               Rev. Bonds
     2,200,000 (Trinitas Hosp. Oblig. Group),
               7 1/2s, 7/1/30                        Baa3             2,420,000
       395,000 (Columbus Regl. Hosp.), Ser. A,
               7 1/2s, 7/1/21                        B2                 349,081
       660,000 (Trinitas Hosp. Oblig. Group),
               7 3/8s, 7/1/15                        Baa3               730,125
       500,000 NJ State Ed. Fac. Auth. Rev. Bonds
               (Stevens Inst. of Tech.), Ser. C,
               5 1/8s, 7/1/22                        A-                 505,000
                                                                 --------------
                                                                      4,525,456

New York (10.7%)
-------------------------------------------------------------------------------
       750,000 Huntington, Hsg. Auth. Sr. Hsg. Fac.
               Rev. Bonds (Gurwin Jewish Sr.
               Residence), Ser. A, 6s, 5/1/29        B+/P               633,750
     1,000,000 Metro. Trans. Auth. Rev. Bonds,
               Ser. A, AMBAC, 5 1/2s, 11/15/13       Aaa              1,162,500
     1,000,000 Metro. Trans. Auth. Svc. Contract
               Rev. Bonds, Ser. A , MBIA, 5 1/2s,
               1/1/20                                Aaa              1,100,000
     1,000,000 NY City, G.O. Bonds, Ser. C, 5 1/4s,
               8/1/11                                A2               1,100,000
       800,000 NY City, Indl. Dev. Agcy. Rev. Bonds
               (Visy Paper, Inc.), 7.95s, 1/1/28     B+/P               828,000
               NY City, Indl. Dev. Agcy. Civic Fac.
               Rev. Bonds
     1,985,000 (Staten Island U. Hosp.), Ser. A,
               6 3/8s, 7/1/31                        Baa3             2,066,876
       200,000 (Brooklyn Polytech. U. Project J),
               6 1/8s, 11/1/30                       Ba1                172,500
       300,000 NY City, Indl. Dev. Agcy. Special
               Arpt. Fac. Rev. Bonds (Airis JFK I
               LLC), Ser. A, 5 1/2s, 7/1/28          Baa3               291,750
     1,500,000 NY City, Indl. Dev. Agcy. Special
               Fac. Rev. Bonds (British Airways),
               5 1/4s, 12/1/32                       BB+              1,016,250
               NY State Dorm. Auth. Rev. Bonds
     1,000,000 (NY U.), Ser. B, MBIA, 5s, 7/1/11     Aaa              1,120,000
     4,385,000 (School Dist. Fin. Project), Ser. D,
               MBIA, 5s, 10/1/10                     Aaa              4,944,088
     2,350,000 NY State Energy Resource & Dev.
               Auth. Poll. Control IFB, FGIC,
               12.948s, 7/1/29 (acquired 12/19/94,
               cost $2,453,729) (RES)                Aaa              2,639,285
     1,500,000 Onondaga Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Solvay Paperboard, LLC),
               7s, 11/1/30                           BB-/P            1,584,375
     1,000,000 Otsego Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Hartwick College), 5.9s,
               7/1/22                                Baa3             1,047,500
     1,000,000 Suffolk Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Peconic Landing),
               Ser. A, 8s, 10/1/30                   B+/P             1,010,000
     1,000,000 Suffolk Cnty., Indl. Dev. Agcy.
               Cont. Care Ret. Rev. Bonds
               (Jefferson's Ferry), Ser. A, 7 1/4s,
               11/1/28                               BB-/P            1,043,750
       800,000 Syracuse, Indl. Dev. Agcy.
               Rev. Bonds (1st Mtge. - Jewish
               Home), Ser. A, 7 3/8s, 3/1/21         BB-/P              840,000
                                                                 --------------
                                                                     22,600,624

North Carolina (2.1%)
-------------------------------------------------------------------------------
     1,500,000 NC Eastern Muni. Pwr. Agcy. Syst.
               Rev. Bonds, Ser. C, 5.3s, 1/1/15      BBB              1,595,625
       750,000 NC Med. Care Comm. Retirement Fac.
               Rev. Bonds  (1st Mtge. -Givens
               Estates Project), Ser. A, 6 1/2s,
               7/1/32                                BB-/P              759,375
               NC State Muni. Pwr. Agcy. Rev. Bonds
     1,000,000 (No. 1, Catawba Elec.), Ser. B,
               6 1/2s, 1/1/20                        Baa1             1,101,250
     1,000,000 Ser. A, 5 1/2s, 1/1/13                Baa1             1,096,250
                                                                 --------------
                                                                      4,552,500

North Dakota (1.0%)
-------------------------------------------------------------------------------
     2,000,000 Grand Forks, Hlth. Care Syst.
               Rev. Bonds (Altru Hlth.  Syst.
               Oblig. Group), 7 1/8s, 8/15/24        Baa1             2,190,000

Ohio (4.0%)
-------------------------------------------------------------------------------
     1,000,000 Cuyahoga Cnty., Rev. Bonds, Ser. A,
               6s, 1/1/32                            A1               1,065,000
       500,000 Dayton, Fac. Rev. Bonds (Emery Air
               Freight), Ser. A, 5 5/8s, 2/1/18      BB+                377,500
     1,940,000 Erie Cnty., Ohio Hosp. Fac.
               Rev. Bonds (Firelands Regl. Med.
               Ctr.), 5 5/8s, 8/15/32                A2               1,990,925
       740,000 Marion Cnty., Hlth. Care Fac.
               Rev. Bonds (United Church Homes),
               6 3/8s, 11/15/10                      BBB-               755,732
     1,500,000 Montgomery Cnty., Hosp. Rev. Bonds
               (Kettering Med. Ctr.), 6 3/4s,
               4/1/22                                Baa1             1,599,375
     1,000,000 OH State Higher Edl. Fac. FRB
               (Kenyon College Project), 4.85s,
               7/1/37                                A2               1,045,000
     1,000,000 OH State Poll. Control Rev. Bonds
               (General Motors Corp. Project),
               5 5/8s, 3/1/15                        Baa1             1,065,000
       500,000 Toeldo-Lucas Cnty., Port Auth.
               Rev. Bonds  (CSX Transn, Inc.
               Project), 6.45s, 12/15/21             Baa2               565,000
                                                                 --------------
                                                                      8,463,532

Oklahoma (0.9%)
-------------------------------------------------------------------------------
       825,000 OK Dev. Fin. Auth. Rev. Bonds
               (Continuing Care Retirement),
               Ser. A, 8s, 2/1/32                    B/P                846,656
     1,000,000 OK State Indl. Dev. Auth. Rev. Bonds
               (Hlth. Syst.-Oblig. Group), Ser. A,
               MBIA, 5 3/4s, 8/15/29                 Aaa              1,080,000
                                                                 --------------
                                                                      1,926,656

Oregon (0.4%)
-------------------------------------------------------------------------------
     1,000,000 Multnomah Cnty., Hosp. Fac. Auth.
               Rev. Bonds (Terwilliger Plaza
               Project), 6 1/2s, 12/1/29             BB-/P              955,000

Pennsylvania (6.3%)
-------------------------------------------------------------------------------
       750,000 Allegheny Cnty., Indl. Dev. Auth.
               Rev. Bonds  (Env. Impt. - USX
               Corp.), 6s, 1/15/14                   Baa1               788,438
       965,000 Carbon Cnty., Indl. Dev. Auth.
               Rev. Bonds  (Panther Creek
               Partners), 6.65s, 5/1/10              BBB-             1,034,963
       750,000 PA Convention Ctr. Auth. Rev. Bonds,
               Ser. A, 6 3/4s, 9/1/19                Baa2               789,105
               PA Econ. Dev. Fin. Auth. Rev. Bonds
     3,250,000 (MacMillan Ltd. Partnership), 7.6s,
               12/1/20                               Baa2             3,745,625
       500,000 (Amtrak Project), Ser. A, 6 3/8s,
               11/1/41                               A3                 503,125
     2,000,000 PA State Econ. Dev. Fin. Auth.
               Resource Recvy. Rev. Bonds
               (Northampton Generating), Ser. A,
               6.6s, 1/1/19                          BBB-             2,020,000
     1,280,000 PA State Higher Edl. Fac. Auth.
               Rev. Bonds (Philadelphia College of
               Osteopathic Medicine), 5s, 12/1/12    A                1,387,200
     2,000,000 Philadelphia, School Dist. G.O.
               Bonds, Ser. A, FSA, 5 1/2s, 2/1/31    Aaa              2,117,500
     2,948,969 Philadelphia, Indl. Dev. Auth.
               Special Fac. Rev. Bonds (U.S.
               Airways, Inc.), 8 1/8s, 5/1/30 (In
               default) (NON)                        D/P                 29,490
       750,000 Scranton, G.O. Bonds, Ser. C, 7.1s,
               9/1/31                                BB/P               948,750
                                                                 --------------
                                                                     13,364,196

Puerto Rico (0.5%)
-------------------------------------------------------------------------------
     1,000,000 PR Indl. Tourist Edl. Med. & Env.
               Control Fac. Rev. Bonds (Cogen.
               Fac.-AES PR Project),  6 5/8s,
               6/1/26                                Baa2             1,057,500

South Carolina (0.8%)
-------------------------------------------------------------------------------
     1,000,000 SC Jobs Econ. Dev. Auth.
               Rev. Bonds (Palmetto Hlth.), Ser. C,
               6s, 8/1/20                            Baa2             1,011,250
       600,000 SC Jobs Econ. Dev. Auth. Hosp. Fac.
               Rev. Bonds (Palmetto Hlth.
               Alliance), Ser. A, 7 3/8s, 12/15/21   Baa2               769,500
                                                                 --------------
                                                                      1,780,750

Tennessee (1.3%)
-------------------------------------------------------------------------------
     1,500,000 Johnson City, Hlth. & Edl. Fac.
               Board Hosp. Rev. Bonds (Mountain
               States Hlth.), Ser. A, 7 1/2s,
               7/1/33                                Baa2             1,625,625
     1,000,000 Shelby Cnty. Hlth. Edl. & Hsg. Fac.
               Board Rev. Bonds (Methodist
               Healthcare), 6 1/2s, 9/1/26           A-               1,096,250
                                                                 --------------
                                                                      2,721,875

Texas (6.8%)
-------------------------------------------------------------------------------
     1,000,000 Abilene, Hlth. Fac. Dev. Corp.
               Rev. Bonds  (Sears Methodist
               Retirement), 5 7/8s, 11/15/18         BB+/P              937,500
       970,000 Alliance, Arpt. Auth. Rev. Bonds
               (American Airlines, Inc.), 7 1/2s,
               12/1/29                               Caa2               572,300
     1,000,000 Gulf Coast, Waste Disp. Rev. Bonds,
               Ser. A, 6.1s, 8/1/24                  Baa2             1,017,500
               Houston, Arpt. Syst. Rev. Bonds
     1,700,000 (Continental Airlines, Inc.),
               Ser. E, 6 3/4s, 7/1/29                B-               1,423,750
     1,800,000 Ser. B, FSA, 5 1/2s, 7/1/30           Aaa              1,867,500
       250,000 Lufkin, Hlth. Fac. Dev. Corp.
               Rev. Bonds (Memorial Hlth. Syst. of
               East TX), 5.7s, 2/15/28               BBB-               209,063
     2,500,000 Tomball, Hosp. Auth. Rev. Bonds
               (Tomball Regl. Hosp.),  6s, 7/1/29    Baa2             2,481,250
     5,600,000 TX State Dept. of Hsg. & Cmnty.
               Affairs Rev. Bonds, Ser. C,
               GNMA/FNMA Coll., 6.758s, 7/2/24       AAA              5,929,000
                                                                 --------------
                                                                     14,437,863

Utah (1.9%)
-------------------------------------------------------------------------------
     1,550,000 Carbon Cnty., Solid Waste Disp.
               Rev. Bonds (Laidlaw Env.), Ser. A,
               7 1/2s, 2/1/10                        BB-              1,586,813
     1,700,000 Tooele Cnty., Harbor & Term. Dist.
               Port Fac. Rev. Bonds (Union
               Pacific), Ser. A, 5.7s, 11/1/26       BBB              1,725,500
       750,000 UT Cnty., Env. Impt. Rev. Bonds
               (Marathon Oil Project), 5.05s,
               11/1/17                               Baa1               801,563
                                                                 --------------
                                                                      4,113,876

Virginia (1.1%)
-------------------------------------------------------------------------------
               Henrico Cnty. Econ. Dev. Auth.
               Rev. Bonds (United Methodist),
               Ser. A
       400,000 6.7s, 6/1/27                          BB+/P              405,500
       600,000 6 1/2s, 6/1/22                        BB+/P              604,500
       500,000 James Cnty., Indl. Dev. Auth.
               Rev. Bonds (1st Mtge. Williamsburg),
               Ser. A, 6 1/8s, 3/1/32                BB-/P              501,250
     1,000,000 Pocahontas Parkway Assn. Toll Rd.
               Rev. Bonds, Ser. A, 5 1/2s, 8/15/28   BB                 716,250
                                                                 --------------
                                                                      2,227,500

Washington (0.4%)
-------------------------------------------------------------------------------
     1,000,000 Tobacco Settlement Auth. of WA
               Rev. Bonds,  6 1/2s, 6/1/26           Baa2               906,250

West Virginia (0.8%)
-------------------------------------------------------------------------------
     2,300,000 Princeton, Hosp. Rev. Bonds (Cmnty.
               Hosp. Assn., Inc.), 6.1s, 5/1/29      Ba3              1,667,500

Wisconsin (1.4%)
-------------------------------------------------------------------------------
     1,500,000 Badger Tobacco Settlement
               Asset Securitization Corp.
               Rev. Bonds, 6 3/8s, 6/1/32            Baa2             1,286,250
     1,600,000 WI State Hlth. & Edl. Fac. Auth.
               Rev. Bonds (Wheaton Franciscan),
               5 3/4s, 8/15/30                       A2               1,648,000
                                                                 --------------
                                                                      2,934,250
                                                                 --------------
               Total Municipal bonds and notes
               (cost $216,674,184)                                 $211,832,796

Common stocks (0.1%) (a) (cost $1,428,766)
Number of shares                                                          Value
-------------------------------------------------------------------------------
        29,974 Tembec, Inc. (Canada) (NON)                             $181,088
-------------------------------------------------------------------------------
               Total Investments
               (cost $218,102,950)                                 $212,013,884
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on portfolio market value of $212,013,884.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at September 30, 2003 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 2003. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at September 30, 2003 was $2,639,285 or 1.2% of portfolio market value.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, VRDN's, mandatory put bonds and Floating Rate Bonds (FRB) are the current interest rates at September 30, 2003.

      The fund had the following industry group concentrations greater than 10% at September 30, 2003 (as a percentage of portfolio market value):

         Health care             30.2%

         Utilities               12.8

         Water and sewer         10.5

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
September 30, 2003 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$218,102,950) (Note 1)                                           $212,013,884
-------------------------------------------------------------------------------
Cash                                                                   71,394
-------------------------------------------------------------------------------
Interest and other receivables                                      3,227,098
-------------------------------------------------------------------------------
Receivable for securities sold                                      3,382,044
-------------------------------------------------------------------------------
Total assets                                                      218,694,420

Liabilities
-------------------------------------------------------------------------------
Distributions payable to common shareholders                          857,775
-------------------------------------------------------------------------------
Accrued preferred shares distribution payable (Note 1)                  8,023
-------------------------------------------------------------------------------
Payable for securities purchased                                    2,115,275
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          377,988
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             24,340
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 27,305
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                              523
-------------------------------------------------------------------------------
Other accrued expenses                                                 49,224
-------------------------------------------------------------------------------
Total liabilities                                                   3,460,453
-------------------------------------------------------------------------------
Series A remarketed preferred shares: (8,000 shares
authorized; 900 shares issued at $50,000 per share) (Note 4)       45,000,000
-------------------------------------------------------------------------------
Net assets                                                       $170,233,967

Represented by
-------------------------------------------------------------------------------
Paid-in capital -- common shares (Note 1)                        $202,528,979
-------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)            (420,721)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)             (25,785,225)
-------------------------------------------------------------------------------
Net unrealized depreciation of investments                         (6,089,066)
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to common shares
outstanding                                                      $170,233,967

Computation of net asset value
-------------------------------------------------------------------------------
Net asset value per common share ($170,233,967 divided by
22,267,310 shares)                                                      $7.65
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended September 30, 2003 (Unaudited)

Interest income:                                                   $6,427,869
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                      749,929
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                         91,320
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                              7,255
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        3,393
-------------------------------------------------------------------------------
Preferred share remarketing agent fees                                 47,448
-------------------------------------------------------------------------------
Other                                                                  74,703
-------------------------------------------------------------------------------
Total expenses                                                        974,048
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                             (9,882)
-------------------------------------------------------------------------------
Net expenses                                                          964,166
-------------------------------------------------------------------------------
Net investment income                                               5,463,703
-------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                   (5,746,690)
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                       607,735
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures
contracts during the period                                         7,542,456
-------------------------------------------------------------------------------
Net gain on investments                                             2,403,501
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations               $7,867,204
-------------------------------------------------------------------------------

Distributions to Series A remarketed preferred shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                                               (223,964)
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders                                  $7,643,240
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets
                                            Six months ended       Year ended
                                                September 30         March 31
Increase (decrease) in net assets                      2003*             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $5,463,703      $12,159,817
-------------------------------------------------------------------------------
Net realized loss on investments                  (5,138,955)      (2,875,748)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                     7,542,456       (2,874,667)
-------------------------------------------------------------------------------
Distributions to Series A remarketed
preferred shareholders: (Note 1)
-------------------------------------------------------------------------------
  From tax exempt income                            (223,964)        (614,056)
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations applicable to common shareholders       7,643,240        5,795,346

Distributions to common shareholders: (Note 1)
-------------------------------------------------------------------------------
  From tax exempt income                          (5,143,748)     (11,609,228)
-------------------------------------------------------------------------------
Increase from issuance of common shares in
connection with reinvestment of
distributions                                             --          141,946
-------------------------------------------------------------------------------
Total increase (decrease) in net assets            2,499,492       (5,671,936)

Net assets
-------------------------------------------------------------------------------
Beginning of period                              167,734,475      173,406,411
-------------------------------------------------------------------------------
End of period (including distributions in
excess of net investment income of $420,721
and $516,712, respectively)                     $170,233,967     $167,734,475
-------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------
Common shares outstanding at beginning of
period                                            22,267,310       22,249,306
-------------------------------------------------------------------------------
Shares issued in connection with
reinvestment of distributions                             --           18,004
-------------------------------------------------------------------------------
Common shares outstanding at end of period        22,267,310       22,267,310
-------------------------------------------------------------------------------
Remarketed preferred shares outstanding at
beginning and end of period                              900              900
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

                                        Six months
                                           ended
                                          Sept. 30
Per-share                                (Unaudited)                                Year ended March 31
operating performance                       2003            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period
(common shares)                            $7.53           $7.79           $8.22           $8.18           $9.14           $9.28
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                        .25             .55             .61             .63             .68             .71
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .11            (.26)           (.46)            .06            (.95)           (.09)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations:            .36             .29             .15             .69            (.27)            .62
---------------------------------------------------------------------------------------------------------------------------------
Distributions to preferred shareholders:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.01)           (.03)           (.04)           (.08)           (.07)           (.07)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations:
(applicable to
common shareholders)                         .35             .26             .11             .61            (.34)            .55
---------------------------------------------------------------------------------------------------------------------------------
Distributions to common shareholders:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.23)           (.52)           (.54)           (.57)           (.62)           (.69)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.23)           (.52)           (.54)           (.57)           (.62)           (.69)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period (common shares)              $7.65           $7.53           $7.79           $8.22           $8.18           $9.14
---------------------------------------------------------------------------------------------------------------------------------
Market value,
end of period (common shares)              $6.82           $6.97           $7.59           $8.22           $7.25          $10.94
---------------------------------------------------------------------------------------------------------------------------------
Total return at market value (%)
(common shares) (a)                         1.13*          (1.55)          (1.23)          21.63          (28.75)          11.35
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(common shares)
(in thousands)                          $170,234        $167,734        $173,406        $182,614        $181,352        $201,679
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)                 .57*           1.17            1.15            1.14            1.19            1.14
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)                3.09*           6.70            7.04            6.74            7.09            6.90
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     20.72*          34.56           18.38           12.30           16.17            6.92
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



Notes to financial statements
September 30, 2003 (Unaudited)

Note 1
Significant accounting policies

Putnam High Yield Municipal Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to seek high current income exempt from federal income tax. The fund intends to achieve its objective by investing in high yielding tax-exempt municipal securities constituting a portfolio that the fund's manager, Putnam Investment Management, LLC, ("Putnam Management"), an indirect wholly owned subsidiary of Putnam, LLC, believes to be consistent with prudent investment management. The fund invests in higher yielding, lower rated bonds that have a higher rate of default due to the nature of the investments.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At March 31, 2003, the fund had a capital loss carryover of $17,881,022 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover       Expiration
------------------------------------
   $1,308,755        March 31, 2004
    7,978,665        March 31, 2006
    3,861,203        March 31, 2007
    1,445,345        March 31, 2008
    1,742,951        March 31, 2009
      865,353        March 31, 2010
      678,750        March 31, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending March 31, 2004 $2,336,132 of losses recognized during the period November 1, 2002 to March 31, 2003.

The aggregate identified cost on a tax basis is $218,097,597, resulting in gross unrealized appreciation and depreciation of $8,408,717 and $14,492,430, respectively, or net unrealized depreciation of $6,083,713.

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a seven-day period. The applicable dividend rate for the remarketed preferred shares on September 30, 2003 was 1.09%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the annual rates of 0.70% of average weekly net assets.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended September 30, 2003, the fund's expenses were reduced by $9,882 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $678 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustees compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustees compensation and expenses in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the six months ended September 30, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $42,135,532 and $64,105,790, respectively. There were no purchases and sales of U.S. government obligations. Purchases and sales of short-term municipal obligations aggregated $49,935,000 and $29,150,000, respectively.

Note 4
Remarketed preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At September 30, 2003, no such restrictions have been placed on the fund.


Note 5
Regulatory matters and litigation

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by certain investment professionals. Under the order, Putnam Management will institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings that it willfully violated provisions of the securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including civil penalties and associated legal fees. Administrative proceedings initiated by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. The SEC's and Commonwealth's allegations also serve as the general basis for numerous lawsuits, including purported class action lawsuits, filed against Putnam Management and certain related parties. Based on currently available information, Putnam Management believes that the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's trading policies and controls.


Results of October 9, 2003 shareholder meeting
(Unaudited)

An annual meeting of shareholders of the fund was held on October 9, 2003. At the meeting, each of the nominees for Trustees was elected, as follows:

                                             Common shares
                                                           Votes
                                     Votes for          withheld
----------------------------------------------------------------
Jameson Adkins Baxter               18,800,476           628,107
Charles B. Curtis                   18,794,291           634,292
Ronald J. Jackson                   18,806,218           622,365
Paul L. Joskow                      18,798,032           630,551
Elizabeth T. Kennan                 18,789,942           638,641
John H. Mullin III                  18,798,556           630,027
George Putnam, III                  18,800,896           627,687
A.J.C. Smith                        18,773,687           654,896
W. Thomas Stephens                  18,795,512           633,071
W. Nicholas Thorndike               18,767,258           661,325

                                           Preferred Shares
                                                           Votes
                                     Votes for          withheld
----------------------------------------------------------------
Jameson Adkins Baxter                      888                --
Charles B. Curtis                          888                --
John A. Hill                               888                --
Ronald J. Jackson                          888                --
Paul L. Joskow                             888                --
Elizabeth T. Kennan                        888                --
John H. Mullin III                         888                --
Robert E. Patterson                        888                --
George Putnam, III                         888                --
A.J.C. Smith                               888                --
W. Thomas Stephens                         888                --
W. Nicholas Thorndike                      888                --


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund
Global Equity Fund
Global Natural Resources Fund
International Capital Opportunities Fund
International Equity Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income Funds

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund*
High Yield Trust
Income Fund
Intermediate U.S. Government
  Income Fund
Money Market Fund +
U.S. Government Income Trust

Tax-free Income Funds

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund +
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds
Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

Asset Allocation Funds

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Closed to new investors.

+ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

  Check your account balances and current performance at www.putnaminvestments.com.


Fund information

About Putnam Investments

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

William H. Woolverton
Vice President and Chief
Legal Officer

Judith Cohen
Clerk and Assistant Treasurer


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

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www.putnaminvestments.com.

203393  054  11/03



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: November 25, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: November 25, 2003



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: November 25, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: November 25, 2003